Exhibit 12(b)
                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of The Lou Holland Trust hereby certify, to such officer's knowledge, that the report on form N-CSR of The Lou Holland Trust for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Lou Holland Trust.



/s/ Louis A. Holland                      /s/ Laura J. Janus
By: Louis A. Holland                      By: Laura J. Janus
President, Principal Executive Officer    Treasurer, Principal Financial Officer

Date: September 1, 2006                   Date: September 1, 2006